UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 21, 2013
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Forest City Enterprises, Inc.
(Exact name of registrant as specified in its charter)
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Ohio (State or other jurisdiction of incorporation or organization)	1-4372 (Commission File Number)	34-0863886 (I.R.S. Employer Identification No.)

Terminal Tower, 50 Public Square Suite 1100, Cleveland, Ohio		44113
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 216-621-6060

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 21, 2013, Forest City Enterprises, Inc. (the “Company”) issued a press release announcing that the Company gave notice of its intention to redeem all of its outstanding 3.625% Puttable Equity-Linked Senior Notes due 2014 (the “Notes”) in an aggregate principal amount of $1,114,000 (the “Redemption”). The Redemption is in accordance with the terms of the Indenture, dated as of October 7, 2009, as supplemented by the First Supplemental Indenture, dated as of May 21, 2010, by and between the Company and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”). The redemption date for the Notes is November 21, 2013. Under the terms of the Notes, the redemption price will be 100% of the principal amount of the Notes to be redeemed, together with accrued and unpaid interest on such Notes up to, but not including, the redemption date.

A copy of the press release is “furnished” as Exhibit 99.1 to this Current Report on Form 8-K. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Exhibits.

(d)	Exhibits

Exhibit No.		Description
99.1	—	Press release dated October 21, 2013, announcing the notice of redemption.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY ENTERPRISES, INC.

Date:	October 21, 2013	By:	/s/ ROBERT G. O'BRIEN
		Name:	Robert G. O’Brien
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.		Description
99.1	—	Press release dated October 21, 2013, announcing the notice of redemption.